SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): August 26, 2008
EMERSON RADIO CORP.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-07731	22-3285224

(State Or Other	(Commission	(IRS Employer
Jurisdiction Of Incorporation)	File Number)	Identification No.)

9 Entin Road, Parsippany, New Jersey	07054

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (973) 884-5800
Not Applicable
(Former Address, if changed since Last Report) (Zip Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURE
EX-99.1: PRESS RELEASE

Item 8.01. Other Events.
     As previously disclosed, on August 4, 2008, Emerson Radio Corp. (the “Company”), received notice from the staff of the American Stock Exchange LLC (“AMEX”) that the Company was not in compliance with the reporting requirements for continued listing on AMEX set forth in Section 803(B)(2)(c) of the AMEX Company Guide (the “Company Guide”) due to the Company’s failure to have an audit committee comprised of at least two independent directors, as such term is defined in the AMEX rules. On August 26, 2008, the Company received notice from AMEX that based on the appointment of Terence A. Snellings as member of the Company’s Board of Directors (the “Board”) and the Audit Committee of the Board on August 12, 2008, the Company has regained compliance with Section 803(B)(2)(c) of the Company Guide. In its notice, AMEX advised the Company that as is the case for all listed issuers, the Company’s continued listing eligibility will continue to be assessed on an ongoing basis.
Forward Looking Statements
     This Current Report on Form 8-K, including Exhibit 99.1, contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements typically are identified by use of terms such as “may,” “will,” “should,” “plan,” “expect,” “anticipate,” “estimate” and similar words, although some forward-looking statements are expressed differently. Forward-looking statements represent our management’s judgment regarding future events. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, the Company can give no assurance that such expectations will prove to be correct. All statements other than statements of historical fact included in this Current Report on Form 8-K are forward-looking statements. The Company cannot guarantee the accuracy of the forward-looking statements, and you should be aware that the Company’s actual results could differ materially from those contained in the forward-looking statements due to a number of factors, including the statements under “Risk Factors” contained in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.
     On August 28, 2008, the Company issued a press release announcing its receipt from AMEX of the notice with respect to the Company’s compliance with Section 803(B)(2)(c) of the Company Guide, a copy of which is attached hereto as Exhibit 99.1

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
     Exhibit 99.1 — Press Release, dated August 28, 2008.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EMERSON RADIO CORP.
By:	/s/ Greenfield Pitts
	Name:	Greenfield Pitts
	Title:	Chief Financial Officer

Dated: August 28, 2008